SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 13, 2005

Wells Real Estate Fund XI, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-25731	58-2250094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01. Disposition of Assets

Disposition of the Gartner Building

On April 13, 2005, The Wells Fund XI-Fund XII-REIT Joint Venture (the “Fund XI-XII-REIT Joint Venture”), a joint venture among Wells Real Estate Fund XI, L.P. (the “Registrant”), Wells Real Estate Fund XII, L.P., and Wells Operating Partnership, L.P., sold an office building containing approximately 62,400 rentable square feet located in Fort Myers, Florida (the “Gartner Building”) to Lexington Corporate Properties Trust, an unaffiliated third party, for a gross sales price of approximately $12.5 million, excluding closing costs.

The Registrant holds an equity interest of approximately 26.15% in Fund XI-XII-REIT Joint Venture. The net sale proceeds allocable to the Registrant as a result of the sale of the Gartner Building were approximately $3.3 million. The Registrant expects a gain allocation of approximately $1.2 million from the sale of the Gartner Building.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of December 31, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2004	F-3

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XI, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

Date: April 13, 2005

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WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XI, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2004.

The following unaudited pro forma balance sheet as of December 31, 2004 has been prepared to give effect to the sales of the Alstom Power – Knoxville Building by The Fund IX, Fund X, Fund XI and REIT Joint Venture (“Fund IX-X-XI-REIT Joint Venture”), a joint venture among Wells Real Estate Fund IX, L.P., Wells Real Estate Fund X, L.P., the Registrant, and Wells Operating Partnership, L.P., and the Gartner Building by The Wells Fund XI-Fund XII-REIT Joint Venture (the “Fund XI-XII-REIT Joint Venture”), a joint venture among the Registrant, Wells Real Estate Fund XII, L.P., and Wells Operating Partnership, L.P., as if the dispositions and distributions of net proceeds therefrom occurred on December 31, 2004. The Registrant holds equity interests of approximately 8.79% and 26.15% in Fund IX-X-XI-REIT Joint Venture and Fund XI-XII-REIT Joint Venture, respectively. Fund IX-X-XI-REIT Joint Venture and Fund XI-XII-REIT Joint Venture owned 100% of the Alstom Power - Knoxville Building and the Gartner Building, respectively. Fund IX-X-XI-REIT Joint Venture sold the Alstom Power Building on March 15, 2005. Fund XI-XII-REIT Joint Venture sold the Gartner Building on April 13, 2005.

The following unaudited pro forma statement of operations for the year ended December 31, 2004 has been prepared to give effect to the sales of the Johnson Matthey Building, the Alstom Power - Knoxville Building (collectively, “Prior Dispositions”), and the Gartner Building as if the dispositions occurred on January 1, 2004. Fund XI-XII-REIT Joint Venture sold the Johnson Matthey Building on October 5, 2004. Fund XI-XII-REIT owned 100% of the Johnson Matthey Building. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sales of the Johnson Matthey Building, the Alstom Power - Knoxville Building, or the Gartner Building if the transactions had occurred on January 1, 2004.

These unaudited pro forma financial statements are prepared for informational purposes only. This unaudited pro forma statement of operations is not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of the Johnson Matthey Building, the Alstom Power – Knoxville Building, and the Gartner Building been consummated as of January 1, 2004.

F-1

WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

DECEMBER 31, 2004

(Unaudited)

		Pro Forma Adjustments
	Historical (a)	Alstom Power – Knoxville Building		Gartner Building		Pro Forma Total
ASSETS:
Investment in joint ventures	$8,710,862	$(544,971	)(b)	$(1,947,590	)(e)	$6,218,301
Cash and cash equivalents	4,082,376	988,189	(c)	3,107,077	(c)	8,177,642
Due from affiliate	2,254	0		0		2,254
Due from joint ventures	87,017	0		0		87,017

Total assets	$12,882,509	$443,218		$1,159,487		$14,485,214

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$20,562	$0		$0		$20,562
Due to affiliate	2,330	0		0		2,330

Total liabilities	$22,892	$0		$0		$22,892

Partners’ capital:
Limited partners:
Class A – 1,384,203 units outstanding	12,517,532	16,958	(d)	30,637	(d)	12,565,127
Class B – 269,077 units outstanding	342,085	426,260	(d)	1,128,850	(d)	1,897,195
General partners	0	0		0		0

Total partners’ capital	12,859,617	443,218		1,159,487		14,462,322

Total liabilities and partners’ capital	$12,882,509	$443,218		$1,159,487		$14,485,214

(a)	Historical financial information has been obtained from the Registrant’s annual report filed on Form 10-K for the year ended December 31, 2004.
(b)	Reflects the Registrant’s pro rata share of the allocated gain related to the sale of the Alstom Power – Knoxville Building of $443,218 less the Registrant’s pro rata share of assumed distribution of net proceeds from the sale of the Alstom Power – Knoxville Building of $(988,189).
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from Fund IX-X-XI-REIT Joint Venture and Fund XI-XII-REIT Joint Venture as a result of the sales of the Alstom Power – Knoxville Building and the Gartner Building, respectively.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain allocated for the sales of the Alstom Power – Knoxville Building and the Gartner Building. The allocations of gains between classes of limited partners are made in accordance with the terms of the partnership agreement.
(e)	Reflects the Registrant’s pro rata share of the allocated gain related to the sale of the Gartner Building of $1,159,487 less the Registrant’s pro rata share of assumed distribution of net proceeds from the sale of the Gartner Building of $(3,107,077).

See accompanying notes.

F-2

WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Prior Dispositions		Gartner Building		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES	$1,073,182	$(748,243	)(b)	$(152,772	)(d)	$110,958
		$(61,209	)(c)
EXPENSES:
Partnership administration	99,411	0		0		99,411
Legal and accounting	47,291	0		0		47,291
Other general and administrative	1,961	0		0		1,961

	148,663	0		0		148,663

INTEREST INCOME	13,624	0		0		13,624

NET INCOME (LOSS)	$938,143	$(809,452)		$(152,772)		$(24,081)

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$759,499	$(485,787)		$(190,990)		$82,722

CLASS B LIMITED PARTNERS	$178,644	$(323,665)		$38,218		$(106,803)

NET INCOME (LOSS) PER WEIGHTED- AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.55	$(0.35)		$(0.14)		$0.06

CLASS B	$0.67	$(1.21)		$0.14		$(0.40)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,386,366					1,386,366

CLASS B	266,915					266,915

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2004.
(b)	Reflects the reduction of equity in income of Fund XI-XII-REIT Joint Venture earned by the Registrant related to the Johnson Matthey Building for the year ended December 31, 2004, which was sold on October 5, 2004.
(c)	Reflects the reduction of equity in income of Fund IX-X-XI-REIT Joint Venture earned by the Registrant related to the Alstom Power – Knoxville Building for the year ended December 31, 2004, which was sold on March 15, 2005.
(d)	Reflects the reduction of equity in income of Fund XI-XII-REIT Joint Venture earned by the Registrant related to the Gartner Building for the year ended December 31, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Gartner Building if the transaction had occurred on January 1, 2004.

See accompanying notes.

F-3